UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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(Name of Registrant as Specified In Its Charter)

MVC CAPITAL, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SEC 1913 (04-04) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 15, 2020

MVC CAPITAL, INC.
NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the stockholders of MVC Capital, Inc. (the “Fund”) will be held on July 15, 2020, 11:00 a.m. (Eastern time).
Due to the current outbreak of the coronavirus disease 2019 (COVID-19), and out of concern for the health and safety of our stockholders, directors, members of management and their families, there will be no physical location for stockholders to attend the Meeting. Stockholders will be able to participate in the Meeting online and submit questions and vote electronically by visiting www.proxyvote.com. If you are a record holder of shares, you will be able to check in using the control number included on the enclosed Proxy Card sent to you in connection with the Meeting. It is therefore important that you retain this number for reference. If you are a beneficial holder of shares registered in the name of your broker, bank or other nominee, you will need to request a legal proxy in order to vote at the Meeting.
The Meeting will be held for the following purposes:
1.	to elect nine (9) nominees to serve as members of the Board of Directors of the Fund;
2.	to consider a proposal to ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm for the period ending October 31, 2020; and
3.	to transact such other business as may properly come before the meeting or any adjournment thereof.
The proposals are discussed in greater detail in the Proxy Statement attached to this Notice of Annual Meeting. Stockholders of record as of the close of business on May 26, 2020 are entitled to receive notice of and to vote at the Meeting.
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us.
Whether or not you plan to attend the Meeting and vote during the Meeting, we urge you to have your vote recorded as early as possible.
For questions regarding voting or participation in the Meeting, please call (914) 510-9400.
By Order of the Board of Directors,
Michael Tokarz
Chairman
June 10, 2020
287 Bowman Avenue
2nd Floor
Purchase, NY 10577

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
OF
MVC CAPITAL, INC.

July 15, 2020

287 Bowman Avenue
2nd Floor
Purchase, New York 10577
(914) 510-9400

PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”) for use at the annual meeting (the “Meeting”) of the stockholders of the Fund. Due to the current outbreak of the coronavirus disease 2019 (COVID-19), and out of concern for the health and safety of our stockholders, directors, members of management and their families, there will be no physical location for stockholders to attend the Meeting. Stockholders will be able to participate in the Meeting online, and vote and submit questions electronically. The Company will address a variety of questions at the Meeting.
Participation in the Meeting
You are entitled to attend the virtual Meeting only if you were a stockholder of record as of the record date for the Meeting, or May 26, 2020 (the “Record Date”), or you held shares of common stock as a beneficial owner in “street name” as of the Record Date. You may attend the Meeting and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/MVC2020 and using your 16-digit control number to enter the meeting. The control number should appear on the proxy card if you are a holder of record, or the voter instruction form if you are a beneficial holder, that you have received together with this proxy statement. It is therefore important that you record your control number before you mail back your proxy card or your voter instruction form. If you do not comply with these procedures, you will not be admitted to the virtual Meeting.
Voting
Whether or not you plan to attend the Meeting, we urge you to have your vote recorded as early as possible.
The Board intends to bring before the Meeting the proposals that are set forth in the Notice of Annual Meeting of Stockholders and that are described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the voting instructions of stockholders.
You may complete, sign and return the Proxy Card by mail using the postage-paid envelope enclosed with the proxy materials. You may also vote via the Internet or by telephone by following the instructions on the Proxy Card.
If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.
In order to vote at the Meeting, you must either be a stockholder of record as of the Record Date, or you must be a beneficial holder as of the Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. Stockholders of record will have the opportunity to vote electronically at the Meeting after they have checked into the Meeting as described above. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to the Fund no later than 11:59 p.m., Eastern daylight time, on July 14, 2020.
Revocation of a Proxy
A proxy that is properly submitted prior to the Meeting will be voted in accordance therewith at the Meeting and at any adjournment thereof. A proxy submitted by a record holder of shares may be revoked at any time before it is exercised by the subsequent submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting at the Meeting. Submitting a proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares electronically at the Meeting.
If your shares are held in street name and you wish to revoke your proxy, you must contact your broker, bank or other nominee for instructions on how to revoke your proxy.
Abstentions and “Broker Non-Votes”
Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy with respect to shares held in a nominee capacity, referred to as being held in “street name,” but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on the particular matter. Under the rules that govern brokers who are voting with respect to shares held in “street name,” brokers have the discretion to vote such shares on certain routine matters, but not on other matters. Brokers have the discretion to vote on the proposal to ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm, but not on the election of directors.
Election of directors requires a plurality of votes cast on the matter at the Meeting. Ratification of the selection of Grant Thornton LLP as the Fund’s independent registered accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Abstentions will have no effect on the outcome of the election of directors, but will have the same effect as a vote against the ratification of the selection of Grant Thornton. “Broker non-votes” will have no effect on the outcome of any of the proposals presented to stockholders at the Meeting.
Record Date
Only stockholders of record as of the close of business on May 26, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, 17,725,118 shares of the Fund were outstanding.
Each stockholder of record on the Record Date is entitled to one vote for each share held.
Other Matters
A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting.
In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken on some or all matters before any such adjournment, if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.
This Proxy Statement and the Fund’s 2019 Annual Report to Stockholders (the “2019 Report”) are available on the Fund’s website at www.mvccapital.com. The 2019 Report is not to be regarded as proxy-soliciting material. The 2019 Report may be obtained without charge, by writing to the Fund at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, or by calling toll-free 1-800-426-5523.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Meeting, stockholders will vote on a proposal to elect nine (9) nominees to serve as directors of the Fund (“Directors”) (“Proposal 1”). The nominees include Ron Avni, John Chapman, Phillip Goldstein, Gerald Hellerman, Douglas Kass, Robert Knapp, Scott Krase, Arthur Lipson and Michael Tokarz. Except for Messrs. Avni, Chapman and Lipson, each nominee is currently a member of the Board.
The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the nine (9) nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.
Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below as of May 29, 2020.
(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
Nominees for Independent Directors

Ron Avni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 44	N/A	1 year/N/A
Since 2016, Mr. Avni has served as an adviser to companies on investment and business strategies. From 2006 to 2016, Mr. Avni was employed by QVT Financial LP, a multi-billion-dollar investment firm. At QVT, where he served as a portfolio manager starting in 2008, Mr. Avni led investment activities in closed-end fund arbitrage and related special situations globally, among other investments. While at QVT, Mr. Avni led successful turn-arounds of distressed companies, having collaborated with stockholders, management teams and boards of directors on various strategies to unlock stockholder value. Mr. Avni also served as
				None	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

senior quantitative analyst and trader at Weiss Asset Management from 2003 to 2005, where he developed quantitative trading methodologies and software as well as managed a broad array of the firm’s business operations. Mr. Avni has been a CFA® Charterholder since 2005.

John Chapman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 64	N/A	1 year/N/A
Since 2013, Mr. Chapman has served as Chairman of NAXS, a Nasdaq Stockholm listed company investing primarily in Nordic assets. Mr. Chapman has served since 2017 as Non-Executive Chairman of Origo Partners Plc, a London Stock Exchange listed company, investing in companies located in China and Mongolia that are primarily engaged in the technology, consumer services, industrial, commercial and energy sectors. From 2011 until 2016 Mr. Chapman served as the Chairman of Hirco Plc, a London Stock Exchange listed company, primarily investing in Indian residential real estate development projects. From 2008 through 2018 Mr. Chapman served as the Executive Chairman of Ottoman Fund Ltd., a London Stock Exchange
				None	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

listed company, investing in Turkish property. He has also previously served on the Board of Directors of Trinity Capital Plc, and South African Property Opportunities Plc, each a London Stock Exchange listed company as well as a number of other public companies.

Phillip Goldstein 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 75	Director	1 year/7 years, 7 months
Mr. Goldstein is a principal of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012; additionally, Mr. Goldstein is a principal of Bulldog Investors, LLC, the investment adviser for Special Opportunities Fund, several private investment funds, and separately managed accounts, since 2009. Mr. Goldstein is (or was previously) a Director or Trustee of the following closed end funds: Mexico Equity and Income Fund since 2000; Special Opportunities Fund since 2009; High Income Securities Fund since 2018; and Swiss Helvetia
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

Fund, Inc. since 2018. Mr. Goldstein also is (or was previously) a Director or Trustee of the following companies: Crossroads Liquidating Trust since 2016; Brookfield DTLA Fund Office Trust Investor, Inc., a subsidiary of a large commercial real estate company, since 2017; Chairman and Director of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.) until July 2017.

Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 82	Director	1 year/17 years, 2 months
Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.). Mr. Hellerman also serves as a Trustee and Chairman of the audit committee of Fiera Capital Series Trust, as a director and member of the audit committee, and Chairman of the pricing committee of The Swiss Helvetia Fund, Inc., and as trustee and
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

Chairman of the audit committee of High Income Securities Fund. Mr. Hellerman was previously a director of Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.) Mr. Hellerman was previously the Chief Compliance Officer for both The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund through March 31, 2020.

Douglas A. Kass 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 71	Director	1 year/11 months
Mr. Kass is the President of Seabreeze Partners Management, Inc., a hedge fund sponsor and the General Partner of Seabreeze Partners L.P., which he founded in 2002. From 2005 to 2009, Mr. Kass managed a dedicated short fund, Seabreeze Partners Short L.P. Mr. Kass also served as the portfolio manager and principal of Demours Capital Management, LLC, which was the general partner and investment manager of the hedge funds Circle T. Market Neutral Fund, L.P. and Circle T. Market Neutral Offshore Fund, Ltd., from 2003 to 2004. From 1997
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

to 2003, Mr. Kass was the general partner of Kass Partners, LLC, the predecessor firm to Kass Partners, Ltd. Prior to that, from 1995 to 1996, he served as Senior Portfolio Manager at Omega Advisors, an employee owned hedge fund sponsor.

Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 53	Director	1 year/17 years, 3 months
Mr. Knapp is the Founder and CIO of Ironsides Partners LLC, a Boston based investment manager specializing in closed-end funds, holding companies, and asset value investing generally. Ironsides and related entities serve as the manager and general partner to various funds and managed accounts for institutional clients. Mr. Knapp is director of Okeanis Eco Tankers (OSE: OET.NO), a director of Emergent Capital (Nasdaq OTC: EMGC), as well as the Pacific Alliance Asia Opportunity Fund and its related entities and Pacific Alliance Group Asset Management Ltd., based in Hong Kong. Mr. Knapp is also a principal and director of Africa Opportunity Partners Limited (“AOP”), a Cayman Islands company that serves as the investment manager to Africa Opportunity Fund Limited (“AOF”), a closed-end investment
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

company incorporated in the Cayman Islands that trades on the London Stock Exchange. Mr. Knapp also serves as a member of the Board of Managers of Veracity Worldwide LLC. Mr. Knapp was formerly an independent, nonexecutive director of Castle Private Equity AG (SWX: CPEN) and was formerly a director of MPC Container Ships (XOSL:MPCCME). Prior to founding Ironsides, Mr. Knapp was a managing director for over ten years with Millennium Partners, based in New York. In the non-profit sector, Mr. Knapp serves as a director of the Massachusetts Eye and Ear Infirmary, and is a Trustee of the Children’s School of Science and the Sea Education Association, both of Woods Hole, MA.

Scott D. Krase Oak Hill Advisors 1114 Avenue of the Americas, 27th Floor New York, NY 10036 Age: 53	Director	1 year/1 year, 6 months
Mr. Krase, CFA, serves as the Senior Advisor on the Investment Team of Oak Hill Advisors, L.P. (“Oak Hill”), an investment manager which he cofounded in 1993. At Oak Hill, Mr. Krase was a Senior Partner with portfolio management responsibilities in the U.S. and Europe. Prior to founding Oak Hill, Mr. Krase worked at TSA
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

Capital Management, an investment manager, where he was a portfolio manager responsible for global asset allocation, from 1992 to 1993. He also worked in the mergers and acquisitions departments for several investment banks including Gleacher & Co. Ltd. (OTCMKTS: GLCH) from 1990 to 1991 and Salomon Brothers, Inc. (formerly NYSE: SB) from 1989 to 1990. During his career, Mr. Krase has served as a lead participant on numerous creditor committees. In addition, Mr. Krase served two terms as Chairman of Loan Syndications and Trading Association, an industry organization, from 2005 to 2007. Previously, he served on the boards of Bulk Maritime, a private holding company from 2012, Grove Industries, one of the world’s leading producers of mobile hydraulic cranes, and eNet Communications, the largest alternative telecommunications network in Ireland from 2013 to 2017. Mr. Krase also serves on the boards of several non-profit organizations, including The Third Option Foundation beginning January 2017, Venture for America beginning January 2016 and Castle Athletics

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
beginning 2009, and he founded the non-profit, one2one USA Foundation, in October 2016.

Arthur Lipson 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 77	N/A	1 year/N/A
Mr. Lipson has been a private investor since 2017. From 1997 to 2017, Mr. Lipson was the sole managing member of Western Investment LLC, a firm that specialized in investing in undervalued companies, particularly closed-end funds. Mr. Lipson was also a director at Pioneer Municipal and Equity Income Trust (“PBF”), a closed-end fund. Mr. Lipson has substantial experience in trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, and is credited as the creator of the Kuhn Loeb Bond Indices, now known as the Bloomberg Barclays Indices.
				None	See column 4

Officer and Nominee for Interested Director

Michael Tokarz(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 70	Director/ Principal Executive Officer	1 year/16 years, 6 months
Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of the Adviser. Mr. Tokarz is also the Managing Member of The Tokarz Group, a private merchant bank, since 2002. In addition, Mr. Tokarz is a
				None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

principal and investment team member of PPC Enterprises LLC, a registered investment adviser. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate board of Mueller Water Products, Inc. He is Chairman Emeritus and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and finance committee. He is also a member of the Board of Managers for Illinois Ventures, LLC and Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: MVC Automotive Group GmbH and MVC Partners LLC. He also serves as a director Gibdock Limited, portfolio companies of MVC Private Equity Fund, L.P. He was previously on the board of CNO Financial, Walter Investment Management, Walter Energy, IDEX Corporation, RJR Nabisco, Beatrice Foods, Con Agra Corporation, Safeway,

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

Lomonosov, Plymouth Rock Energy, LLC, Custom Alloy Corporation, Focus Point Global and Athleta, Inc. Additionally, he was on the boards of Turf Products, LLC, Timberland Machines & Irrigation, Inc., Dakota Growers Pasta Company, Harmony Health and Beauty, Inc., Harmony Pharmacy & Health Centers, Inc., Summit Research Labs, Inc., Ohio Medical Corporation, and Huamei Capital Company, formerly portfolio companies of the Fund.

Executive Officers

Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 40	Chief Financial Officer	Indefinite term/6 years, 6 months
Mr. Schuenke currently serves as the Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Fund. Mr. Schuenke also serves as the CFO of PPC Enterprises, LLC, a registered investment adviser. He previously served as the Chief Compliance Officer to the Fund and the Adviser. Prior to joining the Fund in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Fund in 2004. Mr. Schuenke also served as the secretary of
				N/A	N/A

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years

The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He previously served on the Boards of NPWT Corporation when it was a portfolio company of the Fund, and Vestal Manufacturing Enterprises, Inc. through 2015. Mr. Schuenke is a Certified Public Accountant.

Kevin Byrne 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 61	Chief Compliance Officer	Indefinite/5 years, 3 months
Mr. Byrne currently serves as Chief Compliance Officer of the Adviser, in addition to his service as Chief Compliance Officer of the Fund. He currently serves as Chief Compliance Officer for PPC Enterprises, LLC. Mr. Byrne previously served as Financial, Administrative and Compliance Consultant/Member at Fisher Capital Corp, LLC and as a Compliance Consultant to the Adviser from November 2013 to December 2014.
				N/A	N/A

Jaclyn Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 41	Vice President/ Secretary	Indefinite term/15 years, 6 months; Indefinite term/16 years, 4	Ms. Rothchild currently serves as Vice President and Secretary of the Adviser, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund	N/A	N/A

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
months
in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Rothchild serves as Vice President and Chief Operating Officer of Eleventh Street Partners, Inc., a strategy consulting firm. Ms. Rothchild serves on the Board of MVC Partners LLC, a portfolio company of the Fund. Ms. Rothchild was formerly an Advisory Board member of Forward Health.

(1)	Other than the Fund.
(2)	Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.
Messrs. Avni, Chapman and Lipson were selected as nominees for election to the Board under the terms of a settlement agreement between the Fund and Wynnefield Capital, Inc. and its affiliates (“Wynnefield”). Wynnefield had previously nominated these person for election at the Meeting. A description of the settlement meeting may be found in the Current Report Form 8-K filed by the Fund with the Securities and Exchange Commission on June 1, 2020, to which the agreement is also attached as an exhibit.

Corporate Governance
The Board has adopted a charter for each of its Audit, Nominating/Corporate Governance/Strategy and Compensation Committees, as well as a Corporate Governance Policy. The Board has also adopted a Code of Ethics, which applies to, among others, all of the Fund’s officers and directors, as well as a Code of Ethics for Principal Executive and Senior Financial Executives that applies to and has been signed by the Principal Executive Officer and the Chief Financial Officer of the Fund. These materials can be found on the Fund’s website at www.mvccapital.com. Waivers, if any, of the Fund’s Code of Ethics or Code of Ethics for Principal Executive and Senior Financial Executives will be promptly disclosed on the Fund’s website.
During the fiscal year ended October 31, 2019, the Board held nine (9) meetings. During the last fiscal year, each of the nominees then serving as Directors attended more than 90% of the aggregate total number of meetings of the Board and the total number of meetings of any committee of the Board on which such nominee served. Currently, a majority of the Directors are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Directors”). Mr. Knapp has been appointed by the Independent Directors to serve as the “Lead” Independent Director and, in that role, serves as the Presiding Director over executive sessions of non-management directors. Mr. Tokarz, the Portfolio Manager and principal executive officer of the Fund and the Adviser, serves as Chairman of the Board. Although he is an Interested Director (i.e., not independent), the Board believes that by having the principal executive serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Directors have adequate opportunity to serve as an independent, effective check on management and protect stockholders’ interests. Furthermore, as described below, the Board has three committees performing critical functions for the Fund’s governance and operations: the Audit, Valuation and Nominating/Corporate Governance/Strategy Committees, and all three are comprised exclusively of Independent Directors.
Interested parties should communicate with the Lead Independent Director or with the non-management directors as a group according to the following procedures established by the Fund for stockholders’ communication with the Board: any communications intended for the Board should be sent to the Fund at the Fund’s address and any such communication will be forwarded to the Board (or applicable Board member) or disclosed to the Board (or applicable Board member) at its next regular meeting.
The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund’s annual stockholders’ meetings. Seven (7) Directors then serving attended the last annual meeting in person.
Audit Committee
The Audit Committee’s primary purposes are:
•
oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board) and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function, if any; and

•
oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement with respect to the election of directors.

The current members of the Audit Committee are Emilio Dominianni, Gerald Hellerman and William Taylor. Gerald Hellerman is the chairman of the Audit Committee. Messrs. Dominianni and Taylor will be retiring at the Meeting, and will be replaced by other Independent Directors, as determined by the Board after the Meeting. The Board has determined that Mr. Hellerman’s service on the audit committees of three other funds will not impair his ability to serve on the Audit Committee. During the fiscal year ended October 31, 2019, the Audit Committee held nine (9) meetings. The Audit Committee also oversees the Fund’s risk management processes, including risks relating to investments, compliance and valuations, and the Fund’s Disclosure Controls and Procedures (including internal controls over financial reporting). The Audit Committee’s charter is available on the Fund’s website at www.mvccapital.com.

Valuation Committee
The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Dominianni is retiring at the Meeting, and will be replaced by another Independent Director, as determined by the Board after the Meeting. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held eight (8) meetings during the fiscal year ended October 31, 2019.
Nominating Committee
The Nominating/Corporate Governance/Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors, to oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Fund, is currently comprised of Messrs. Dominianni, Goldstein, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the current Chairman of the Nominating Committee. Messrs. Dominianni and Taylor are retiring at the Meeting, and will be replaced by one or more other Independent Directors, as determined by the Board after the Meeting.
The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary and are submitted in accordance with other applicable laws, rules or regulations regarding director nominations. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. If, however, there is less than 70 days’ notice or prior public disclosure of the date of the meeting, notice by the stockholder to be timely must be so received not later than the earlier of (a) the close of business on the 10th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (b) two days prior to the date of the scheduled meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 (the “1934 Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held two (2) meetings during the fiscal year ended October 31, 2019.
In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund or the Adviser) must not be an “interested person” (as defined by the 1940 Act) of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director. Although the Board does not have a formal diversity policy, it endeavors to comprise itself of members with a variety of professional backgrounds. (Each of the nominees’ different professional backgrounds is set forth above beginning on page 3.)
In determining to propose each of the nominees for election by stockholders as Directors, the Nominating Committee and the Board considered a variety of factors, including their professional background, experience and their ongoing contributions to the Board. The Board noted the nominees’ collective knowledge and experience in financial services, legal and financial analysis, corporate finance, asset management, portfolio management and accounting, all of which strengthen the Board’s collective qualifications. As noted, Messrs. Avni, Chapman and Lipson were selected from nomination in accordance with an agreement with Wynnefield. However, the Nominating Committee has determined that each of the nominees satisfies its criteria for service on the Board. The Nominating

Committee members considered that Mr. Tokarz is not an Independent Director but recognized that he represents the Adviser, and, as such, helps foster the Board’s direct access to information regarding the Adviser, which is the Fund’s most significant service provider. The Nominating Committee’s charter is available on the Fund’s website at www.mvccapital.com.
Compensation Committee
The Compensation Committee’s primary purpose is to ensure that the compensation strategies of the Fund support and enhance its strategic objectives. The Compensation Committee annually reviews the overall compensation principles of the Fund governing the compensation and benefits of the Directors and officers, including developing and recommending, for the Board’s adoption, compensation for members of the Board. The Compensation Committee is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee. The Compensation Committee held two (2) meetings during the fiscal year ended October 31, 2019. The Compensation Committee’s charter is available on the Fund’s website at https://www.mvccapital.com.
Co-Investment Committee
The Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions in accordance with the conditions of the exemptive order the Fund received from the SEC (see “Certain Relationships and Related Transactions” for more information). The members of the Co-Investment Committee are the members of the Audit Committee. The Co-Investment Committee approved one transaction through unanimous consent during the fiscal year ended October 31, 2019.
Strategic Review Committee
The Strategic Review Committee has been formed to explore and review strategic transactions that may be available to the Fund, and if it deems it appropriate, to refer one or more of such transactions to the full Board for consideration. If deemed advisable by the Strategic Review Committee, in order to pursue a strategic transaction, the Fund will enter into nondisclosure agreements and exchange confidential information with potential counterparties. The Strategic Review Committee, which was formed after the end of the Fund’s 2019 fiscal year, consists of Messrs. Knapp, Krase and Tokarz.
Director and Executive Officer Compensation
The Fund’s officers do not receive any direct compensation from the Fund. The Fund does not currently have any employees and does not expect to have any employees. Services necessary for its business are provided by individuals who are employees of the Adviser, and the Fund’s administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), pursuant to the terms of the Fund’s amended and restated investment advisory and management agreement (the “Advisory Agreement”) and administration agreement. Each of the Fund’s executive officers is an employee of the Adviser. The Fund’s day-to-day investment operations are managed by the Adviser.

The following table sets forth compensation paid by the Fund in all capacities during the fiscal year ended October 31, 2019 to the Fund’s Directors and nominees. Our Directors have been divided into two groups — Interested Directors and Nominees and Independent Directors. The Interested Directors are “interested persons,” as defined in the 1940 Act, of the Fund. No compensation is paid to the Interested Directors. (The Fund is not part of any Fund Complex.) No information has been provided with respect to executive officers of the Fund because the Fund’s executive officers do not receive any direct compensation from the Fund.
Name of Person, Position	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation(1)	Total
Interested Directors
Warren Holtsberg, Director(2)	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None
Independent Directors and Nominees
Ron Avni, Nominee(3)	None	None	None	None
John Chapman, Nominee(4)	None	None	None	None
Emilio Dominianni, Director(5)	$57,500.00	None	None	$57,500.00
Phillip Goldstein, Director	$48,750.00	None	None	$48,750.00
Gerald Hellerman, Director	$62,500.00	None	None	$62,500.00
Robert Knapp, Director	$62,500.00	None	None	$62,500.00
William Taylor, Director(6)	$51,250.00	None	None	$51,250.00
Scott D. Krase, Director	$57,500.00	None	None	$57,500.00
Douglass A. Kass, Director	$22,500.00	None	None	$22,500.00
Arthur Lipson, Nominee(7)	None	None	None	None
(1)	Directors do not receive any pension or retirement benefits from the Fund.
(2)	Mr. Holtsberg is not seeking re-election as a Director of the Fund.
(3)	Mr. Avni was not a Director during the fiscal year ended October 31, 2019 and therefore did not receive any compensation during such time.
(4)	Mr. Chapman was not a Director during the fiscal year ended October 31, 2019 and therefore did not receive any compensation during such time.
(5)	Mr. Dominianni is not seeking re-election as a Director of the Fund.
(6)	Mr. Taylor is not seeking re-election as a Director of the Fund.
(7)	Mr. Lipson was not a Director during the fiscal year ended October 31, 2019 and therefore did not receive any compensation during such time.
Effective May 1, 2014, the fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows: Each Independent Director was paid an annual retainer of $70,000 ($80,000 for the Chairman of the Audit Committee and the non-Chairman members of the Valuation Committee and $90,000 for the Chairman of the Valuation Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Director will be paid an additional $1,000 for an in-person meeting. More recently, however, effective November 2017, the Board approved a 25% reduction in the compensation of each of the Independent Directors (calculated pursuant to the foregoing structure then reduced by 25%) until the Fund’s NAV discount is 10% or less.
Further, effective July 1, 2019, the following reduced structure was approved: each Independent Director will be paid an annual retainer of $45,000 and each Independent Director serving on the Audit Committee and/or the Valuation Committee will be paid an additional $5,000 for service to each such Committee ($7,500 for the Chair of each such Committee).
Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Director Equity Ownership
The following table sets forth, as of May 29, 2020 with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.
(1) Name of Director or Nominee	(2) Dollar Range of Equity Securities in the Fund	(3) Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors and Nominees
Ron Avni, Nominee	None	None
John Chapman, Nominee	None	None
Phillip Goldstein, Director	$50,000-$100,000	$50,000-$100,000
Gerald Hellerman, Director	Over $100,000	Over $100,000
Douglas Kass, Director	None	None
Robert Knapp, Director	Over $100,000	Over $100,000
Scott D. Krase, Director	None	None
Arthur Lipson, Nominee	Over $100,000	Over $100,000

Interested Director
Michael Tokarz, Chairman and Portfolio Manager(1)	Over $100,000	Over $100,000
(1)	Mr. Tokarz is an Interested Director because he serves as an officer of the Fund and controls the Adviser.
VOTE REQUIRED
The election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.
The Board recommends a vote “FOR” the election of all of the nominees.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee and the Board, including all of the Independent Directors, have selected Grant Thornton LLP as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2020. On January 31, 2020, pursuant to the Audit Committee’s recommendation, the Board approved Grant Thornton LLP as the independent registered public accounting firm to serve as auditors for the Fund for the fiscal year ending October 31, 2020.
Grant Thornton LLP has issued its audit report on the Annual Report on Form 10-K for the fiscal year ended October 31, 2019.
The firm of Grant Thornton LLP has extensive experience in investment company accounting and auditing. A representative of Grant Thornton LLP will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.
Neither the Fund’s Certificate of Incorporation nor the Fund’s By-Laws require that the stockholders ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm. The Board is submitting this matter to the stockholders as a matter of common industry practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund. It is intended that, unless contrary instructions are received, the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of Grant Thornton LLP.
Grant Thornton LLP, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund.
The following are the aggregate fees billed to the Fund by Grant Thornton during each of the last two fiscal years:
Audit Fees:
The aggregate fees billed (or expected to be billed with respect to completion of the fiscal year 2019 audit) for professional services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements and review of financial statements in the Form 10-Qs for the fiscal years ended October 31, 2019 and October 31, 2018 were $849,500 and $967,300, respectively.
Audit-Related Fees:
The aggregate fees billed by Grant Thornton LLP for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended October 31, 2019 and October 31, 2018 were $0 and $30,000, respectively.
Tax Fees:
The aggregate fees billed (or expected to be billed with respect to completion of the fiscal year 2019 audit) by Grant Thornton LLP for services rendered with respect to tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2019 and October 31, 2018 were $26,250 and $26,090, respectively.
All Other Fees:
The aggregate fees billed by Grant Thornton LLP for any other products or services for the fiscal years ended October 31, 2019 and October 31, 2018 were $0 and $0, respectively.
The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit services to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by Grant Thornton

LLP for the fiscal years ended October 31, 2018 and October 31, 2019 were pre-approved by the Audit Committee or its Chairman. For the fiscal years ended October 31, 2018 and October 31, 2019, the Fund’s Audit Committee did not waive the pre-approval requirement with respect to any non-audit services provided to the Fund by Grant Thornton LLP.
Report of Audit Committee
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the 1934 Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the 1934 Act.
The independent accountants are responsible for performing an independent audit of the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Fund’s internal control over financial reporting.
In connection with the Fund’s audited financial statements for the fiscal year ended October 31, 2019, the Audit Committee: (i) reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended October 31, 2019; (ii) discussed with the independent auditors of the Fund for the fiscal year ended October 31, 2019, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from Grant Thornton LLP regarding, and discussed with Grant Thornton LLP, its independence; and (iv) authorized the inclusion of the audited financial statements of the Fund for the fiscal year ended October 31, 2019 in the Fund’s Annual Report to Stockholders for filing with the SEC.
Each of the current members of the Audit Committee, Messrs. Dominianni, Hellerman and Taylor, is considered an Independent Director. Each member of the Audit Committee meets the applicable independence and experience requirements, and the Board has determined that Mr. Hellerman is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K of the 1934 Act. Mr. Hellerman is the Chairman of the Audit Committee.
The Audit Committee has approved, and recommended to the Board that it approve, Grant Thornton LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2020 and that the selection of Grant Thornton LLP be submitted to the Fund’s stockholders for ratification.
The Audit Committee
Gerald Hellerman (Chairman)
Emilio Dominianni
William Taylor

VOTE REQUIRED
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Meeting is required to ratify the selection of Grant Thornton LLP as independent registered public accounting firm for the Fund for the period ending October 31, 2020.
The Board recommends a vote “FOR” the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the Fund for the period ending October 31, 2020.

EXPENSES OF SOLICITATION
The cost of preparing, assembling and mailing this Proxy Statement and the Notice of Annual Meeting of Stockholders, as well as the costs associated with the proxy solicitation, if necessary, will be borne by the Fund.
OTHER MATTERS AND ADDITIONAL INFORMATION
Other Business at the Meeting.
The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.
Future Stockholder Proposals.
If a stockholder intends to present a proposal at the next annual meeting of stockholders of the Fund to be held in 2021 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, no later than February 11, 2021. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. The proposals must be submitted in a manner consistent with applicable law.
Results of Voting.
Stockholders will be informed of the voting results of the Meeting in a Form 8-K, which will be filed with the SEC on or before July 21, 2020.

ADDITIONAL INFORMATION ABOUT THE FUND
Other Information about the Investment Adviser.
The following individuals are the principal executive officers of our investment adviser. The principal business address of each such person is c/o The Tokarz Group Advisers LLC, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under “Election of Directors” in Proposal 1 above.
Name	Position
Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management
Scott Schuenke	Chief Financial Officer
Kevin Byrne	Chief Compliance Officer
Jaclyn Rothchild	Vice President and Secretary
Brokerage.
During the 2019 fiscal year, the Fund paid no brokerage commissions to any broker: (i) that is an affiliated person of the Fund; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Fund, any principal underwriter, administrator or the Adviser.
Administrator.
U.S. Bancorp Fund Services, LLC, located at 777 E. Wisconsin Avenue, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.
Certain Relationships and Related Transactions.
The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a Code of Ethics that generally prohibits, among others, any officer or director of the Fund from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. As a business development company, the 1940 Act also imposes regulatory restrictions on the Fund’s ability to engage in certain related-party transactions. However, the Company is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC.
On August 28, 2017, the Fund received an exemptive order from the SEC (the “Order”) that allows it to coinvest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Fund has already co-invested pursuant to the Order.
TTG Advisers has formed the TTGA C-I MMF LP (the “Insurance Fund”) & TTGA C-1 LP funds, which were co-applicants for the granted exemptive relief. For the fiscal year ended October 31, 2019, there was one (1) investment made pursuant to the Order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.
The principal equity owner of TTG Advisers is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg, a current Director of the Fund, have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance). In addition, our officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTG Advisers or our affiliates. However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner. The Board has approved a specific policy in this regard that is set forth in the Fund’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019.
Further, Mr. Tokarz is a co-founder of PPC Enterprises LLC (“PPC”), a registered investment adviser that provides advisory services to Series A of Public Pension Capital, LLC (the “PPC Fund”). As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with the Adviser on investment matters relating to MVC or the PE Fund. In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of the Adviser and, in this capacity, are subject to its oversight and supervision. Likewise, the Adviser makes available to PPC certain investment professionals that are employed by the Adviser to provide services for PPC and the PPC Fund.
Section 16(a) Beneficial Ownership Reporting Compliance.
Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, “Reporting Persons”) file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund’s securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2019 has complied with applicable filing requirements.
Exhibit A attached hereto identifies holders of more than 5% of the shares of the Fund’s common stock as of June 1, 2020.
By Order of the Board of Directors

Michael Tokarz
Chairman
June 10, 2020

EXHIBIT A
The following table sets forth, as of June 1, 2020 each stockholder who owned more than 5% of the Fund’s outstanding shares of common stock, each current director, each nominee for director, the Fund’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power.
Shareholder Name and Address	Amount of Shares Owned	Percentage of Fund Held
Wynnefield Partners Small Cap Value, L.P. 450 7th Avenue, Suite 509 New York, NY 10123	1,514,379(1)	8.54%

Leon G. Cooperman St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496	1,736,501(2)	9.80%

West Family Investments Inc. 1603 Orrington Avenue Suite 810 Evanston, IL 60201	1,221,628(3)	6.89%

Interested Director
Warren Holtsberg	8,000	*
Michael Tokarz	1,000,099.56	5.64%

Independent Directors
Emilio Dominianni	59,670.06	*
Phillip Goldstein	13,666	*
Gerald Hellerman	68,000	*
Douglas Kass	0.0	*
Robert Knapp	368,746.37	2.08%
Scott Krase	0.0	*
William Taylor	51,263.07	*

Nominees
Ron Avni	0.0	*
John Chapman	0.0	*
Arthur Lipson	202,123(4)	1.14%

Executive Officers
Scott Schuenke	3,755.03	*
Jaclyn Shapiro-Rothchild	4,044.43	*
Kevin Byrne	0.0	*

All Directors, Nominees and Executive Officers as a group (15 in total)**	1,779,367.52	10.04%
(1)	Based on information contained in Schedule 13D/A filed with the SEC on June 1, 2020.
(2)	Based on information contained in Schedule 13F filed with the SEC on May 15, 2020.
(3)	Based on information contained in 13F filed with the SEC on May 8, 2020
(4)	Includes 62,758 shares pledged as collateral on a margin account with a brokerage firm.
*	Less than 1%.
**	Unless indicated by footnote above, none of the Directors, Nominees or Executive Officers’ shares are pledged as security.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.
1. Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy Card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.
3. All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signatures
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MVC2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 14, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D19004-P40485 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MVC CAPITAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect nine nominees to serve as members of the Board of Directors of the Fund:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ron Avni
02) John Chapman
03) Phillip Goldstein
04) Gerald Hellerman
05) Douglas Kass
06) Robert Knapp
07) Scott Krase
08) Arthur Lipson
09) Michael Tokarz

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the selection of Grant Thornton LLP as the Fund's independent registered public accounting firm for fiscal year 2020.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D19005-P40485

The undersigned hereby appoints Michael Tokarz and Scott Schuenke, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all shares of capital stock of MVC Capital, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

All votes must be received by 11:59 P.M., Eastern Time, July 14, 2020.

Continued and to be signed on reverse side